UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the reports will be made available on the Fund’s website www.cookandbynum.com/cobyx, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-839-COBY (2629) or by sending an email request to amanda@cookandbynum.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 1-877-839-COBY (2629) or send an email request to amanda@cookandbynum.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Shareholder Letter	1
Manager Commentary	24
Disclosure of Fund Expenses	28
Schedule of Investments	30
Statement of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	38
Additional Information	48

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Dear Partners:

For the three-month period ended March 31, 2019, The Cook & Bynum Fund (the “Fund”) was up 8.11% versus 13.65% for the S&P 500 plus Dividends (“S&P”) and 12.33% for the MSCI All Country World Index (“MSCI ACWI”).  During the six months ended March 31, 2019, the Fund was down 2.78% net of all costs while the S&P and the MSCI ACWI declined 1.72% and 1.89%, respectively.  Since inception on July 1, 2009 through March 31, 2019, the Fund grew 7.36% per annum compared to 14.56% for the S&P and 10.49% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

The Fund currently owns nine high-quality businesses.  As is our custom for the first letter after the completion of the previous calendar year, we provide an update on each of these companies below, including an expanded profile of the Fund’s investment in Anheuser-Busch InBev and a tribute to Arca Continental’s CEO Francisco Garza at his retirement.  Since September 30, 2019, we have meaningfully increased the Fund’s investments in three businesses – Anheuser-Busch InBev, Liberty Latin America, and Backus y Johnston.  All of these companies are based outside of the United States and operate fully or primarily in international markets.  While we continue to look hard for domestic investment opportunities, we believe the lagging stock prices of international companies provide lower valuations that are currently a better hunting ground for finding adequate returns on capital over the long-term.  Given these conditions, it makes sense to focus our bottom-up research on equity markets and in economic regions where stock prices have fallen, or, at least, have risen more slowly and where valuations are more attractive.

Arca Continental

If we ever open a business hall of fame, one of our first inductees will be Francisco “Pancho” Garza Egloff.  Pancho has been the Director General (CEO) of Arca Continental since the company was formed in 2001 when three family-owned Northern Mexican bottlers (Argos, Arma, and Procor) merged their operations.  In the subsequent 18 years, Pancho has led acquisitions of bottlers in Mexico, Ecuador, Peru, Argentina, and most recently Texas.  Over this period, Arca grew its revenues more than ten times from US$740 million to over US$8 billion to become the third largest Coca-Cola bottler in the world.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

This growth and success are the result of an amazing culture built on a few core principles.  First, Pancho often quips, “The customer is the boss!”  Arca’s entire organization is geared towards continually delighting customers with its offerings.  Years of this focus have helped make Northern Mexico the market with the highest per capita consumption of Coca-Cola products anywhere in the world.  Second, Pancho created a culture of excellence among Arca’s associates.  We have witnessed this firsthand on store visits in all of its regions.  The investor relations departments of most companies avoid introducing investors to deeper layers of management because of their fear that these investors might learn how the organization is actually run.  Arca is different, as Pancho has always been happy for us to meet management throughout the organization – he has great confidence that his people are doing the right things.  We have spent time stranded on the side of the road with the district manager for Tucumán, Argentina after his car ran out of gas, and we have toured bottling plants, dairy processing plants, and points of sale with local and regional managers in Ecuador, Peru, and Mexico.  When an organization invests in developing its people, communicates a clear set of goals, incents these employees to achieve them, and always insists on integrity, it can achieve remarkable results.  Pancho greets everyone he meets and asks first about his or her health and family.  In a recent interview, he shared, “I never tire of saying how important it is to have humility.  For me, arrogance is a disease.”  Arca’s success, the quality of the team throughout the organization, and the number of people who call him a friend are testaments to Pancho’s dedicated leadership.

At the end of the year, Pancho stepped down as CEO but will remain on Arca’s board.  Arturo Gutierrez is now CEO, and the company remains in great hands.  Arturo has a master’s degree from Harvard Law School and has served in various roles within Arca for more than seventeen years, including the last few years as Deputy CEO.  We have known Arturo for years and have every confidence that Arca is going from strength to strength. We had a chance to

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

spend time with Pancho and Arturo in October in New York and again in December when they visited us in Birmingham.  We are excited about the future of Arca and the opportunities available to the business as a result of the platform they have built.  The Fund has been invested in Arca since its inception, and we remain grateful for their efforts.  The next time you drink a Coke, please do so in honor of Pancho Garza.

In 2018, Arca had to deal simultaneously with several macroeconomic and political issues but was still able to grow volumes by 6%, revenues by 14%, and cash flows from operation by 14%.  Net income was down, although that was primarily attributable to a one-time gain in 2017 for the sale of rights to the Topo Chico brand (in the U.S.) to The Coca-Cola Company1 as well as a deferred tax adjustment.  Topo Chico mineral water is increasingly popular in the U.S., and it reached almost 99% coverage in the large stores channel.  Underneath this overall strong operational performance, results were choppier within Arca’s South American markets, especially in Argentina as recessionary conditions and inflation hurt consumers’ pocketbooks and depressed profits in the territory.  Peru was also hurt by soft consumer conditions due to political uncertainty early in the year and a sugar tax increase, although things are looking up in the market (since the Fund also owns Arca’s Peruvian Coke bottler, Corporación Lindley, directly, we include a more comprehensive discussion of Lindley in its own section).  Arca did increase volumes by 4% in Ecuador with its launches of Monster and Dasani.  Finally, the company made great progress in its new U.S. markets.  Volume and revenues were up more than 6% organically in 2018, which is healthy growth for a mature market.  Earnings should further improve in the coming years, partially due to a new manufacturing facility the company is building in Houston – the Coke system’s first new bottling plant in the U.S. in ten years.  Arca has reached cost synergies of $32 million annually from the plant as of December and expects to reach $90 million by 2020, providing double-digit returns on the capital invested in the project.

Arca’s stock finished 2018 down 18% even as the business increased in value.  We expect to earn strong returns over time from the current price, and we will consider expanding the position if the stock price declines further.

________________

[1]
Topo Chico, a great example of The Coca-Cola Company growing its sugar-free offerings, was originally sourced and bottled by Procor from an “enchanted” spring in Monterrey, Mexico in 1895.  Given the success of the product elsewhere in North America, Coca-Cola purchased rights to sell Topo Chico in the U.S.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Anheuser-Busch InBev

History & Competitive Dynamics

Today, Anheuser-Busch InBev (ABI) is the largest and most profitable brewer in the world.  The ABI story began in Brazil in the 1980s with Jorge Paulo Lemann’s recognition that the richest man in each Latin American country was the brewer.  In Cristiane Correa’s book Dream Big, Lemann shares, “I was looking at Latin America and who was the richest guy in Venezuela? A brewer (the Mendoza family that owns Polar). The richest guy in Colombia? A brewer (the Santo Domingo group, the owner of Bavaria). The richest in Argentina? A brewer (the Bembergs, owners of Quilmes). These guys can’t all be geniuses… It’s the businesses that must be good.”  With that insight, Lemann and his partners went about trying to build a large-scale brewer, beginning with the acquisition of Brazilian-based Brahma in 1989.  In 1999, they merged Brahma with Antarctica Paulista to form AmBev, the dominant brewer in Brazil.  To this base in 2003, they added Quinsa, Argentina’s #1 brewer and owner of the Quilmes brand.  In 2004, the group ventured beyond South America with the acquisition of Interbrew, owner of Stella Artois in Belgium.  The expanded ownership group acquired a controlling stake in Anheuser-Busch in 2008, in the process becoming the largest brewer in the United States and the world.  In 2013, ABI purchased the largest brewer in Mexico, Grupo Modelo (a former holding of the Fund).  ABI then completed its purchase of SAB Miller in 2016, which materially expanded its global footprint, especially in emerging markets.  The integration of SAB Miller is ongoing with a number of cost synergies and cross-selling opportunities still contributing to earnings growth.

Lemann and his partners understood that breweries’ strong profitability and high returns on capital were generated by a virtuous cycle of dominant brands, distribution reach, and market share.  ABI benefits from all three of these advantages, which are further complemented by its production economies of scale.  The company has numerous strong country-level brands in addition to three of the world’s biggest and most recognizable brands: Budweiser, Stella Artois, and Corona.  These national and global offerings cover various beer segments and allow the

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

company to graduate consumers from value to mainstream to premium labels over time.  ABI’s revenue, margins, and profitability all grow from this “premiumization” effort.  Importantly, these brands also command pricing power, which helps grow revenues in line with or in excess of cost increases.

Beer distribution in the United States operates markedly different than it does elsewhere in the world.  Following the end of Prohibition in 1933, states passed laws that prevented alcohol producers from selling and distributing directly to retailers.  The resulting three-tiered distribution system gives small beer producers access to the scale advantages created by the category leaders, which is one of the key reasons craft brewers have made large in-roads in the U.S. relative to elsewhere in the world.  Outside of the U.S., no such legal framework exists, and large brewers do not share their scale distribution advantages with competitors big or small.  As a result, the craft competitive threat is much lower.

Chart 2. Route-to-Market Dominance Outside of the U.S.

Source: Cook & Bynum research

Additionally, in emerging markets, the retail marketplace is far more fragmented with formal channels representing a smaller portion of sales.  In the formal market, retailers typically operate their own distribution centers and allow small producers to access their stores simply by delivering to the distribution center.  To serve the informal market, on the other hand, a producer must send a truck to every point of sale.  This direct store delivery route-to-market is cost prohibitive for new entrants in emerging markets, making distribution a secondary moat for the leading consumer good in a category beyond the brand equity that is familiar to Western investors.  ABI further complements this distribution reach with manufacturing economies of scale that give it, alongside Carlsberg, the lowest unit production costs in the industry:

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Chart 3. Total Cost per Liter

Source: ABI filings

In Chart 4 below, the horizontal axis shows the percentage of the company’s total operating profits – Earnings Before Interest and Taxes (EBIT), in this case – earned in each market, and the vertical axis shows the market share for each country.  Note the 50% or greater market share in many of the company’s countries, including 95%+ market share in Colombia and Peru:

Chart 4. Market Share in (Y-axis) & EBIT Share for (X-axis) Major Markets

Source: Company filings, Redburn 2017 estimates; Note: Top 10 markets labeled

These impressive market shares are not an accident, but rather a natural result of ABI’s virtuous cycle in which market share, dominant brands, and distribution advantages reinforce one another.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Reinvestment Opportunities & ABI’s Geographic Footprint

Another important takeaway from Chart 4 above is that while ABI is based in Leuven, Belgium and the U.S. is its largest market, the company is really an emerging markets business.  In 2017, 63% of the company’s EBIT came from its operations in developing economies.  By 2027, we expect that figure to rise to 77% as faster growth continues in Latin America, China, and Africa.  The rising middle class in these markets will be a tailwind for both volume and price growth for at least the next two decades.  ABI’s management understands these dynamics well, and the team is responding with smart capital allocation decisions.  The company is harvesting profits from the United States, which are likely to shrink in the next decade (more on this below), and reinvesting them in faster-growing, less mature foreign markets.  Additionally, the projects in which the company is investing are “easy decisions” that will dig the company’s competitive moat deeper and enhance long-term profitability.  Examples include investments in (1) marketing initiatives that promote the cross-selling of higher-margin premium brands, (2) coolers for mom-and-pop stores that improve revenue at the point of sale, and (3) manufacturing plants that better meet demand in emerging markets and lower production costs.

Understanding these investment decisions and, more broadly, what is happening at the local level in each of ABI’s most important markets is a critical piece of our research.  Key takeaways for ABI’s top ten markets follow:

United States & Canada

ABI currently earns 28% of its operating profits in the United States, which is a market where consumers’ evolving tastes and preferences are working against the business.  First, beer as a category has been declining slowly for decades versus wine and spirits.  Second, over the last decade, craft beer and imports (principally Mexican brands owned by ABI outside of the U.S.2) have taken significant share from ABI’s two largest U.S. brands, Bud Light and Budweiser.  The combined volume share of Bud Light and Budweiser has declined from around 28% to 24% since 2010.  Against this backdrop, however, we have some optimism for ABI in the U.S.

While Mexican imports continue to gain share, Michelob Ultra has been a terrific success with its low carb/low calorie lager, which is well-positioned for current health and wellness consumer trends.  Michelob Ultra’s sales grew 17% in 2018, and the label is on track to pass Budweiser as ABI’s #2 brand in the U.S. in the next couple of years, mitigating Bud Light and Budweiser’s

________________

[2]
In order to get regulatory approval for its Grupo Modelo acquisition, ABI sold the U.S. rights to manufacture and distribute Corona and other Modelo brands to Constellation Brands.  ABI retains these rights outside of the U.S.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

revenue declines.  Even better, Michelob Ultra is sold at a premium price to Bud Light but is cheaper to produce.  As a result, Michelob Ultra’s superior economics are moderating Bud Light’s and Budweiser’s negative impact on margins and profitability.

In the U.S. market, craft brewers have taken substantial market share from ABI and other mainline brewers in the last fifteen years.  We recently joined the Brewers Association and attended their Craft Brewers Conference in Denver to appreciate better the changing competitive landscape within the craft sector and what it means for ABI in the future.  Importantly for all the large brewers, Nielsen data show year-over-year craft sales slowing from 15%+ growth in 2015 to slight declines by year-end 2018.  The deceleration coincides with rising fragmentation in the craft market.  Craft drinkers are often fickle and frequently try a different beer every time they consume.  This transient consumer makes building a branded, scale brewer challenging, as does this consumer’s tendency to prefer a “local” beer.  Given this desire for local brews, the overall softness in the segment, and the flood of new craft brewers over the last decade, distributors have regained the upper hand in negotiations with small brewers, which has pinched their margins and endangered their viability.  Accordingly, the promise of breakout successes like those previously enjoyed by The Boston Beer Company and Sierra Nevada seems less attainable now than in the past.  Because of this lower ceiling and declining margins, new brewers are required to build their business models to succeed as a tap room (capturing higher-margin on-premise sales) rather than as a regional beer company that relies on third party distribution.  Craft beer will remain an important category in the U.S., but we expect this new reality to diminish the headwind that ABI has faced from this category.

Canada, ABI’s 10th largest market by profits, has a market share profile and competitive dynamics similar to the U.S.  The country has demographic headwinds and its per capita beer consumption will likely shrink over the next decade partially due to competition from wine, spirits, and (maybe) cannabis, which is now legal in the country.  Canada’s craft segment has reached 6% market share and although regulation varies by province, the route-to-market is often owned, controlled, or supervised by the government, which makes it difficult to exclude subscale players. Despite this, ABI successfully grew the volumes of its own craft brands by double digits during 2018.  The company’s premiumization strategy is also working, as Corona and Stella Artois enjoyed market share gains during the year.  Moreover, ABI is successfully cross-selling its U.S. labels, as Bud Light and Michelob Ultra are among the fastest-growing brands in Canada.  We anticipate a decline in per capita consumption of beer, but we expect the up-selling of premium labels and the cross-selling of core ABI brands will keep earnings stable over the next decade.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Brazil

ABI dominates Brazil’s beer market with 64% market share and the country’s three largest beer brands: Skol, Brahma, and Antarctica.  ABI’s well-developed distribution network in Brazil meets the needs of a fragmented market that has a high portion of on-premise, immediate consumption in restaurants, bars, and bodegas.  We visited the country twice in 2018 and were impressed with the company’s execution and reach at points of sale.  The result is a market with 35% operating margins and returns on invested capital above 35%.  While in Brazil, we met with ABI’s team, formal channel retailers, and two Coke bottlers (more in a minute on why the latter is important to our analysis).

While ABI’s overall positioning in Brazil is excellent, we are closely following the country’s evolving market structure and macroeconomic health.  In 2017, Heineken bought Kirin to form the #2 brewer in Brazil with a combined market share of 26%.  The flagship Heineken brand in the premium segment has a little over 1% share, with the balance of the brands in both Heineken’s and Kirin’s portfolios selling mostly in the lower-priced and lower-margin value segment.  This merger has created a good deal of uncertainty in the market.

Heineken is a strong premium brand in Brazil that has been built over the last decade with distribution from the Coke bottling system.  This arrangement is a legacy of Heineken’s 2010 purchase of FEMSA Cerveza, which was the beer division of FEMSA.  In addition to its former ownership of FEMSA Cerveza, FEMSA owns a controlling stake in the largest Coke bottler in the world and the outstanding Mexican convenience store operator, Oxxo.  Kirin’s brands are distributed through its captive distribution network, and Heineken wants to start using this network to distribute its portfolio as well.  Accordingly, Heineken has given notice to remove its distribution from the Coke system before the March 2022 contract expiration.  The matter is currently in arbitration with a legal resolution expected in the first half of this year.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

The Coke system does not want to lose Heineken from its distribution network as it represents 7% of its total volume.  It is possible that Heineken will remain in the Coke distribution system until 2022, which would be a worse outcome than an earlier termination of the agreement for both Heineken and ABI.  The Coke system offers Heineken 400,000 points of sale in Brazil and helps it move volume.  However, according to a series of conversations we had while in Brazil, the structure of the distribution deal gives practically all of the resulting profits from Heineken sales to the Coke system.  Heineken would likely be better off if it sold less volume but self-distributed and held on to enough margin to make Brazil a profitable market.  The resulting decline in Heineken volume would also be a positive for ABI as most of the volume surrendered would accrue to ABI.  We suspect that Heineken’s volume growth in Brazil in the latter half of 2018 is artificially enhanced by two short-term, mostly ephemeral factors: (i) promotions implemented by the Coke system to improve its bargaining position in the current arbitration, and (ii) ABI’s material price increase in July 2018 that Heineken did not follow until September.

When the Coke system does lose Heineken, we expect the system to look to partner with either a small domestic brewer or an international brewer such as Carlsberg or Diageo and try to repeat the Heineken experience by growing a beer brand on the strength of the Coke distribution system.  Long-term this will likely be effective, but it will take at least a decade for it to be important in the market.  The one exception would be if the Coke system agreed to distribute Petropolis, the #3 brewer in Brazil with 16% share, because of its recognized brands and existing production capacity in the country.  However, Petropolis is currently under investigation for a bribery scandal in the state of Rio de Janeiro, which likely disqualifies the brewer from a partnership with the Coke system.  Petropolis is losing market share, and we expect its business to continue to face headwinds and surrender market share to both ABI and Heineken.

Ultimately, Brazil’s economic growth is more important to ABI’s profits than the changes in the beer industry’s competitive landscape.  Brazil is emerging from a three-year recession that severely impacted consumer spending and decreased beer consumption:

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Chart 5. Annual Brazilian Beer Consumption

Source: Euromonitor

The country has been dealing with the hangover from two decades of corrupt socialism under the da Silva and Rousseff administrations, which robbed the country of much of its economic potential.  Happily, during Richard’s December visit, people were invariably optimistic that the economy was going to improve in 2019 under the new presidency of Jair Bolsonaro.  The exposure of wide-spread corruption thanks to Operation Car Wash has had a profound and positive impact on the country’s politics.  The country’s newspapers are filled with the latest news about the scandal and the jail time imposed on those caught.  Consumer confidence is on the rise, and we are cautiously optimistic that there will be an improvement in economic conditions that will increase per capita consumption of beer back to and beyond pre-recession levels.  Furthermore, while ABI sells 64% of all beers sold in Brazil, Heineken has higher market share in the lower-priced value segment.  The recently-weak Brazilian economy led consumers to trade down from the mainstream segment where ABI sells most of its beer, but we expect ABI to retake market share as the economy strengthens.

Elsewhere in Latin America

We believe ABI’s operations in Latin America are the crown jewels of its portfolio.  Beyond Brazil, the balance of Latin America represents more than 25% of ABI’s combined operating earnings, with Mexico, Colombia, Argentina, and Peru all in ABI’s top ten markets by earnings.  Mexico is the largest of these, which ABI entered in 2013 with its acquisition of Grupo Modelo.  The country operates in a stable duopoly with Heineken, who acquired FEMSA’s beer operations in 2010.  Heineken’s local brands are stronger in Northern Mexico (Tecate, Sol) while ABI’s are stronger in Mexico City and the South

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

(Corona, Modelo).  ABI’s 2018 volumes and revenues grew in the high single and double digits, respectively, and we expect industry-wide growth through both volume expansion and premiumization to benefit both players.

ABI’s Colombian operation is a legacy SAB Miller business. Decades of consolidation, outstanding execution, and the competitive virtues of the beer business have produced 95%+ market share, some of the highest beer margins in the world, and incredible returns on capital. With insights from developed markets, ABI is getting ahead of potential competitive threats posed by small brewers offering new or local tastes.  ABI’s robust portfolio of local, import, premium, and mainstream brands in these markets leaves little room for competition to gain a foothold without incurring massive losses. For example, ABI owns Bogotá Beer Company, the leading craft brewery in the country.  Of course, ABI’s profits in Colombia are not without risk.  Chile’s CCU (part-owned by Heineken) began operating a new three million hectoliter brewery with the goal of capturing 10% of the Colombian market.  We will be watching closely to assess the progress of the endeavor.

Argentina is also a wonderful market for ABI, which it entered through the acquisition of Quinsa in 2002.  ABI has higher market share, around 75%, than it does in Brazil thanks to the Argentine national brand Quilmes, local brand Patagonia, Brazilian brand Brahma, and premium imports.  The country’s recent macroeconomic troubles, highlighted by the ongoing currency instability that forced ABI to apply hyperinflation accounting during the second half of 2018, and Argentina’s wine-drinking culture are constraints on growth.  Longer term, however, pricing power, premiumization, and the company’s dominant market position give us optimism about the durability and growth of ABI’s earnings over the coming decades.

In Peru, ABI operates through its Backus y Johnston subsidiary (“Backus”), which it acquired as part of its SAB Miller purchase.  ABI owns about 97% of the company’s equity, with around 3% still free-floating.  Beyond its ABI ownership, the Fund is a direct owner of Backus shares.  Accordingly, our summary of this market and our investment in this business are included in its own section below.

Australia

Australia is ABI’s fifth largest market by EBIT, and the company accounts for nearly half of all beer sales in the country with Japan’s Kirin as a strong #2.  Australia is a mature, developed market that experienced limited volume growth in 2018; we expect volume growth to remain subdued going forward.  Fortunately, ABI’s premiumization strategy grew revenues in the low single digits in 2018 and will continue to grow them in the future (alongside price

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

increases/pricing power).  Both ABI’s local brands, notably Great Northern, and its global brands, particularly Stella Artois and Corona, are growing quickly, with Corona reaching almost 6% market share.

China

ABI is the third largest brewer in China, but by far the leader in profits as more than half of its volume is premium, high-margin product. The two largest brewers, Tsingtao and China Resources Beer, have mainstream portfolios and lower profitability. The Chinese premium segment and ABI’s franchise is growing much faster than the rest of the beer industry, which has slowed after decades of rapid growth but still has plenty of room for per capita consumption to converge with wealthier Asian countries.

A big factor in this growth is how ABI’s global premium brands resonate with the Chinese consumer.  For example, Budweiser is extremely popular, and Chinese sales of Bud surpassed U.S. sales of Bud last year.  One competitive concern worth noting: Heineken recently completed a tie up to allow China Resources Beer to sell for the multinational in the country.  We will watch the developments of this arrangement with interest, but the large and growing pie provides opportunities for multiple competitors to succeed.

Africa

ABI has the largest market share in many African countries, including South Africa, Tanzania, Uganda, Mozambique, and Ghana.  In aggregate, these markets represent over 220 million consumers.  Consistent with the levels of per capita income in Africa, 80% of alcohol consumption is still informal including spirits distilled at home or beer brewed in small batches that only has a three-day shelf life.  The opportunities for these African consumers to move to ready-to-drink value beer are enormous for brewers that have the brands and distribution network to reach them.  That transition will happen over the next twenty years in Africa, and ABI is well-positioned to benefit thanks to its SAB Miller acquisition, which gave the company a strong portfolio of offerings across segments and superior distribution reach on the continent.  Additionally, Africa will have significant population growth over the next thirty years – current estimates are for an additional 1.3 billion people on the continent by 2050 – that will serve as a strong tailwind to growth.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Chart 6. Global Beer Consumption by Region

Source: Kepler Cheuvreux, Canadean

Our Investment

Our core investment criteria have been the same since our founding – circle of competence, business, people, and price.  Since the 2001 founding of Cook & Bynum Capital Management, we have invested extensively in the beverage industry both in developed and developing markets.  Three of these previous investments were in brewers, which are businesses we have long admired because of the predictability and durability of their cash flows thanks to the competitive dynamics we outlined above – dominant brands, superior distribution reach, and large market shares.

ABI’s controlling shareholders include the Belgian families of Interbrew, the Colombian Santo Domingo family, and the Brazilian partners of 3G Capital – Jorge Paulo Lemann, Marcel Herrmann Telles, and Carlos Alberto Sicupira.  3G’s partners have a track record of long-term wealth creation, and the firm is particularly known for its zero-based budgeting approach to cost-cutting and judicious capital allocation.  This approach has successfully increased margins and cash flow across its platform companies, although 3G has been criticized for going too far with its cuts, particularly at the expense of brand-building.  ABI’s marketing spend, however, has increased as a percentage of revenue in recent years, and it remains in-line with its competitors’ spending.

ABI carries more leverage than we typically like in an investment; as of the end of 2018, ABI’s ratio of net debt-to-EBIT was 5.7x.  We are comfortable in this case for a couple of reasons.  First, the non-cyclical, resilient nature of the beer business and the resulting long-term stability of the company’s operating earnings should yield sufficient cash flows to service current debt levels, even in an economic downturn.  Second, more than 80% of the company’s debt

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

matures after 2023, and 95% of its debt has a fixed coupon relieving any sensitivity to rising interest rates.  Lastly, management has demonstrated a commitment to dealing with the debt intelligently.  At the end of the third quarter of 2018, ABI announced a 50% dividend cut so that the company could divert cash into reinvestment opportunities and faster debt retirement.  While we applauded the move, the market disagreed with this decision, which sacrificed short-term return of capital for what we expect to be increased long-term earnings.  In fact, one of our biggest concerns with existing debt levels is how they restrict ABI’s financial flexibility and strategic options.  Paying down the debt faster will improve both weaknesses while also de-risking the business.  We would have supported discontinuing the dividend altogether for a few years.

ABI’s stock fell nearly 40% during 2018, including an almost 25% decline during the fourth quarter.  Encouraged by our research, we took advantage of ABI’s stock price weakness over the last few months of 2018 to progressively increase the Fund’s investment in the company, which was the Fund’s largest by the end of the year.  ABI’s insiders seem to agree as they were also buying throughout 2018.  The people who should know the business the best bought more than US$700 million of the stock in the open market:

Chart 8. Selected 2018 ABI Insider Share Purchases (in Euros)

Source: FSMA, Cook & Bynum research

While insufficient evidence on their own, insider purchases frequently signal an undervalued business.  This indication is particularly strong in ABI’s case given the sophistication of the buyers, their track record of intelligent capital allocation, and the sheer size of their recent purchases.  We are excited to partner with this group in the interest of long-term wealth creation.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

The stock has rallied hard so far in 2019, rising nearly 28% in the first quarter.  Even with this stock price increase, ABI remains undervalued, as in our estimation it offers a 6% owner earnings yield.  And we expect these owner earnings to grow in the mid- to high-single digits annually over the next decade thanks to secular volume expansion (led by emerging markets), pricing power, cost rationalization, and investments in projects that promise returns on invested capital of nearly 20%.  The potential for accretive acquisitions and/or share buybacks down the road provides further upside.  Most importantly, we believe there is minimal risk of any permanent impairment of capital at today’s stock prices.  In total, we believe the Fund’s investment in ABI should compound at a sufficiently attractive rate from here – in excess of 10% annually.

Backus y Johnston

We established a new position in Backus, Peru’s dominant brewer, during the first half of 2018.  Given the company’s limited free float, shares are thinly-traded.  Accordingly, it took some time to build the position, and we continue to add to it incrementally when a block of additional shares becomes available at an attractive price, including on multiple occasions in the fourth quarter of 2018 and the first quarter of 2019.  While the company is not the cheapest in our portfolio (and its stock price went up nearly 15% during 2018), Backus is an incredible business that we would be happy to own for a long time.  The company enjoys outstanding brand equity and greater than 95% market share thanks to some of the best brands of any product category in the country: Cusquena, Pilsen, and Cristal. In fact, one of Peru’s best soccer franchises and winner of the 2018 Peruvian league is named Sporting Cristal after the beer and is owned by Backus.  We have studied the company’s execution at the point of sale on a series of research trips over the past seven years. Backus is an excellent operator that benefits from terrific economies of scale thanks to a world-class distribution network that reaches all of the formal and informal corners of its marketplace.  It was also recently named the best place to work in Peru and is a source of national pride.  In

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

total, the company’s moat produces 40%+ returns on tangible assets, 70% returns on equity, and operating margins greater than 45%.  A 2018 excise tax increase imposed by the new Vizcarra government reduced volumes by low single digits.  Fortunately, the underlying tax structure favors scale brewers, so the excise tax jump should not have much impact on longer-term results.  We expect the business to grow revenues and earnings for years to come as the size and wealth of Peru’s middle class expands, and management executes its strategy of introducing Budweiser, Stella Artois, and Corona to the appropriate points of sale, which helped to roughly double the volume of these higher-margin products in 2017.  Even with one of the most dominant consumer franchises around, the company currently sells at a mere fifteen times earnings.  We anticipate attractive results from the current valuation level given the improvements we foresee in both volume and price mix over the next decade.

Corporación Lindley

Lindley, Peru’s Coca-Cola bottler, struggled with some significant headwinds outside of the company’s control during 2018.  In May, Peru’s Ministry of Economy unexpectedly increased taxes on alcohol, sugar, cigarettes, gasoline, and other products.  The biggest of these tax increases was the sudden jump from 17% to 25% on beverages containing sugar.  Lindley passed on this full 8% price increase to customers, which decreased volume by 6%, revenue by 2%, and operating profit by 2% for full year 2018.  Lindley’s most important competitor, AJE, fared far worse with volume and revenues declining 10% and profitability falling more than 50%.  AJE’s financial situation is challenged, so management is divesting and closing operations in a number of markets around the world.  Using other markets where sugar taxes were enacted as a guide (including Arca’s previous experience in Mexico), we expect volumes to surpass 2017’s pre-tax totals in a couple of years.  Compounding the impact of these higher taxes, political instability due to the unexpected resignation of Peru’s president early in the year retarded infrastructure spending and other investments and weakened consumer confidence.  The political climate in the country has stabilized under a new administration, and the economy accelerated in the second half of 2018.  In fact, fourth quarter 2018 volumes were up more than 3% year-over-year as the comparable fourth quarter 2017 volumes reflected both the impact of the tax increase and a weaker economic environment.

As we hoped and expected, Lindley continued to invest in its business despite these challenges.  In 2018, the company installed over 30,000 point-of-sale coolers and added 900,000 returnable bottles to the market.  These investments will almost certainly yield a nice return.  Lindley’s new state-of-

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

the-art plant was operational for all of 2018, and the company recently opened a new distribution center in Lima that serves 22,000 points of sale.  Discussions with management and store visits in Peru indicate that the company still has a series of high-return reinvestment opportunities to capitalize on in the coming years.

Lindley is majority-owned by Arca following Arca’s purchase of the Lindley family’s voting stake in 2015.  The Coca-Cola Company had been the second largest owner of voting shares until September, when Arca bought Coke’s stake at US$2.26/share.  While we hold investment shares that lack voting rights (which is acceptable to us given Arca’s controlling position and our confidence in its management), the Fund’s shares have the same economic interest.  Nevertheless, they trade at an approximate 40% discount to the price that Arca paid Coca-Cola for its shares last fall.  This large of a gap between the prices of voting and non-voting shares is irrational, and we expect to benefit when this discount inevitably shrinks.  Just as importantly, we expect that the value of all shares will increase over time as Lindley’s owner earnings begin to grow.

Given these dynamics, we opportunistically increased the Fund’s investment in Lindley when a series of share blocks became available over the past six months.  Another owner of Lindley’s stock faced a redemption that dislodged these shares, and we pounced on the chance to own more of the company at a compelling discount to intrinsic value.

Coca-Cola Embonor

In 2018, Embonor grew revenues about 3% and operating earnings around 5%.  Both the company’s Chilean and Bolivian operations, each about half of the overall business, contributed to this growth.  Chile is a relatively mature Coke market, and we expect long-term earnings to grow in the low- to mid-single digits for the foreseeable future, in-line with 2018 results.  In an interesting experiment, the company is beginning to distribute Diageo products in Chile.  This effort will not have a large impact on nearer-term results, but it is a free option that could grow into something more significant over time.

While Bolivian operations returned to revenue and earnings growth after the weather impacted 2017, 2018 results were still below our expectations.  Economic growth in Bolivia leveled off to around 4% in both 2017 and 2018.  Its economy relies on crude oil exports, and oil price declines slowed overall economic growth.  While Bolivia has a high per capita consumption of Coca-Cola products relative to its per capita GDP of around US$3,400, ready-to-drink packages have lots of room for growth as consumers get wealthier.  Our research and past experiences in the industry suggest that people consume progressively more of their beverages in pre-packaged

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

formats as their annual incomes rise from US$5,000 to US$15,000.  With weak competition, dominant brands, and superior distribution, Embonor will expand the consumption of a broader array of ready-to-drink products such as bottled water and fruit juices over the coming years.

The Coca-Cola Company

CEO James Quincey is shifting Coca-Cola to a “total beverages” company with increased innovation and openness, and the company now has 21 brands with over $1 billion in annual sales across sparkling, still, energy, juice, and water categories.  On a regular basis, we speak to bottlers throughout the global Coke system as well as competitors and retailers.  The consistent feedback is that Quincey is encouraging greater flexibility, whether that is producing an alcoholic beverage in Japan or distributing Diageo products in Chile.  Coke has an enhanced awareness of the power of its global distribution system and is seeking new ways to monetize that reach.  Monster Energy drinks are the most recent example of this distribution power.  In 2014, Coke took an equity position in Monster and began distributing its products globally, which has been a big success for both companies.  During 2018, Coke acquired Body Armor and Costa Coffee with the belief that it can achieve a similar level of success as it did with Monster.  Coke has also responded to the global pressure to tax drinks containing sugar by reformulating many products to contain less or no sugar.  For example, in a number of markets, Sprite contains no sugar and just has a normal green label without the Zero designation.  Coke’s relaunch of Diet Coke in the United States has returned it to volume growth after several years of sharp declines.  Fundamentally, Coke is working to meet consumers’ evolving needs and preferences.

Coke has shrunk its bureaucracy, and management has made a conscious effort to decentralize decision-making to on-the-ground experts closer to the individual markets.  For example, Coke’s decisions about Argentinean and Chilean markets were formerly made in Atlanta.  Now, they are made primarily by a better-informed regional team based in Buenos Aires.

Coke has largely finished its multiyear refranchising effort that transferred underperforming territories to the strongest bottlers in its system, such as Birmingham-based Coca-Cola United and Arca.  We expect these best-in-class bottlers’ expertise to help increase North American volumes and revenues in the coming years.  Of course, Coke’s long-term success will ultimately be determined by how well the company executes in non-U.S. markets.  Around 80% of Coke’s profitability is outside of the U.S., where the company has consistently grown profits in aggregate.  Thanks to an emerging middle class and good execution, we continue to expect that Coke will achieve annual

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

earnings growth in the mid- to high-single digits.  Given this consistent growth and a current free cash flow yield of around 5%, we expect sufficient returns from current prices.

Liberty Latin America

Liberty Latin America (“Liberty LatAm”) made progress on a number of operational fronts in 2018, which advanced its goal of becoming the leading cable and mobile telecom provider in Latin America and the Caribbean.  Liberty LatAm’s biggest and most profitable market remains Chile, where – operating under the VTR brand – it has the largest high-speed internet and cable television business in the country.  VTR’s broadband speeds are twice as fast as that of its closest rival, and more and more consumers are upgrading to the leading high-speed offering.  This competitive advantage also helps the business cross-sell by bundling its cable television, fixed-line telephony, and mobile phone offerings.  In 2018, VTR’s revenues and operating profits expanded by 10% with margins around 40%.  Already passing more than 3.5 million homes and with more investment in process, VTR is poised to increase further its penetration in the country and expand its already attractive profit margins.

One of the company’s biggest concerns heading into 2018 was the recovery of its Puerto Rico operation following the damage done by Hurricane Maria in September 2017.  The team did yeoman’s work to fully restore operations by the end of the third quarter in 2018.  While all customers are now online and billable, Maria did have a more-lasting negative impact on the size of the market.  As of its last disclosure, Liberty LatAm had 738,600 revenue generating units3 (RGUs) on the island versus 804,000 before the hurricane in mid-2017.  Because the island’s population has declined, Liberty LatAm may not return all the way to the 800,000+ RGUs immediately, but we expect the business to continue to gain share from the incumbent telephone operator’s considerably slower DSL offering.  In fact, recurring 2018 operating earnings exceeded 2017’s total of $133M.  More encouragingly, fourth quarter 2018 and first quarter 2019 results imply a run-rate for 2019 operating earnings in excess of $200M.  This steady upward trend is a nice recovery for a business that was decimated heading into 2018.

________________

[3]
A revenue generating unit (RGU) is industry jargon for each billable service sold to a customer.  For example, a customer who has just high-speed internet service equals one RGU.  A customer who has cable television and fixed-line telephone services, in addition to high-speed internet, equals three RGUs.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

Liberty LatAm’s Cable & Wireless (C&W) division encompasses much of its business in Central America and the Caribbean.  In its Chile and Puerto Rico markets, Liberty LatAm primarily offers services over its hybrid fiber/coaxial cable network, with an emphasis on high-speed broadband internet service.  In this type of market, an operator whose network is the only one to pass a home can typically make an outsized return on capital.  If a competitor passes the same home, prices and returns on capital typically fall.  As a result, the first mover usually enjoys excellent economics permanently, as a competitor is loath to enter an already-covered market.  Such is not the case in the wireless business where switching costs are low, and antennas are commonly co-located on towers owned by third parties.  In markets with two or even three mobile operators, results can be satisfactory, but in markets with four operators, price competition and customer churn typically erode profits.

In November, we visited C&W’s operations in Panama, which is primarily a mobile phone market for Liberty LatAm, to better understand the dynamics at play in a market with four operators.  We found what we expected: the four operators were competing away profits as they aggressively pushed to steal customers from one another.  Fortunately, the government recently passed legislation that will allow consolidation.  Regardless of whether it plays a part in the consolidation, Liberty LatAm will likely benefit as the market loses a competitor or two in 2019.

We also visited Costa Rica on the same trip to check on Liberty LatAm’s recent acquisition of Cabletica, the leading cable company in the country.  As opposed to most of its markets, Liberty LatAm and a competitor pass many of the same homes in Costa Rica due to the relative youth of the cable industry in the country, regulators’ historical aversion to mergers, and a high concentration of the country’s affluent customers in the urban capital of San Jose.  Over time, we expect Liberty LatAm to bring cable to unserved homes elsewhere in the country and drive consolidation in the industry.  Both of these efforts should improve scale, reduce competitive pressures, and increase returns on capital.

In the Caribbean, Liberty LatAm competes most often with Digicel.  Thanks to an over-leveraged balance sheet, Digicel is in financial distress.  The company is slashing capital expenditures to meet debt payments and is also selling assets to raise cash.  Underscoring the precariousness of the company’s financial condition, Digicel bonds due in 2020 and 2022 yield approximately 30% and 45%, respectively, as the market lacks confidence that the company will be able to borrow new money to repay these bonds’ principal when they come due.  We expect Digicel’s financial duress to be a tailwind for Liberty LatAm in these markets as Digicel is unable to compete on price and underinvests in its network.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

We recently spent a half-day with the company’s CEO, Balan Nair, and its CFO, Chris Noyes.  They are optimistic about and doggedly working on the opportunity to create the first scale telecommunications player in Latin America.  The meaningful time we have spent visiting the company’s markets and talking with its competitors, peers, and suppliers has led us to cautiously share this optimism, especially with 2018 actual results bettering our expectations going into the year.  We believe the company has and will have many places to deploy cash at internal rates of return higher than 20% for years to come.  We love situations where a company has a long runway of easy capital allocation decisions.  Furthermore, we believe that the management team now in place is the right group of people to drive this development and realize the company’s potential.

Liberty LatAm’s stock price did not respond to the progress we saw during 2018, as it traded down over 30% for the year.  We took advantage of this opportunity to increase the Fund’s investment towards the end of last year when the company traded at a meager seven times our expectation for 2019 owner earnings – an earnings stream we expect to grow 5-10% annually for the foreseeable future.  The stock has risen sharply so far in 2019, registering a 33% gain in the first quarter.  Still, Liberty LatAm offers one of the deepest discounts to intrinsic value within the Fund’s portfolio, and we would make Liberty LatAm a larger position for the Fund if the company’s debt levels were lower.

Berkshire Hathaway

We had the opportunity to spend a few hours with one of Berkshire’s top managers earlier in 2018.  Our primary takeaway from that meeting is that Berkshire continues to have a deep bench of outstanding people operating in a highly rational culture.  Maintaining this culture and continuing to attract outstanding talent are keys to Berkshire’s success over the next thirty years.  We have built positions in Berkshire twice in our careers – both times at approximately 1.1x book value.  The company is cheap at those levels.  We create more complicated models to value Berkshire, but the book value shorthand works fairly well.  Currently, Berkshire trades at about 1.4x book value if one values the equity portfolio at current market prices, which is the valuation at which Berkshire bought back shares in the third quarter.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes

The Cook & Bynum Fund	Shareholder Letter
March 31, 2019 (Unaudited)

are more certain.  We eschew leverage to minimize risk and to maximize long-term returns.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
March 31, 2019 (Unaudited)

As of March 31, 2019 the unaudited net asset value (NAV) attributable to the 8,834,805 shares outstanding of The Cook & Bynum Fund (“Fund”) was $13.87 per share. This NAV compares with an audited NAV of $16.07 per share as of the Fund’s Annual Report dated September 30, 2018.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.19

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	-5.54%	1.85%	2.45%	7.36%
S&P 500 Index(2)	9.50%	13.51%	10.91%	14.56%
MSCI ACWI Index Gross (USD)(3)	3.16%	11.27%	7.03%	10.49%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. You cannot invest directly in an index.

As of March 31, 2019 the gross and net expense ratios of the Fund were 1.89% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2020.

The Cook & Bynum Fund	Manager Commentary
March 31, 2019 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.19

The Cook & Bynum Fund	Manager Commentary
March 31, 2019 (Unaudited)

Portfolio Changes for the six months ended 3.31.19

New Holdings	Eliminations
None	None

While we did not establish a new position or eliminate an existing one over the last six months, we did add to three of the Fund’s investments during the period.  The broad and large drawdown in global equity markets during 2018, and particularly in the fourth quarter, provided opportunities to invest additional capital alongside other long-term shareholders in Anheuser-Busch InBev, Liberty Latin America, and Backus y Johnston.  Please see the Shareholder Letter section found earlier in this report for more detailed updates on these businesses and further thoughts on the additional investments made in them.

Performance Contribution

Coca-Cola and Backus y Johnston were the biggest positive contributors to the Fund’s performance during the six months ended March 31st.  Arca Continental was the biggest detractor, accounting for about 1.5% of the Fund’s overall markdown.  In order of the largest to smallest impact, Liberty Latin America, Berkshire Hathaway, Coca-Cola Embonor, Anheuser-Busch InBev, and Corporación Lindley also detracted from performance for the period.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves.  At period end, the Fund had 15.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills).  There is no guarantee that this cash position will not negatively affect the

The Cook & Bynum Fund	Manager Commentary
March 31, 2019 (Unaudited)

Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees and/or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2019 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2018 through March 31, 2019.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2019 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/18 to	Expense
	10/1/18	3/31/19	3/31/19(1)	Ratio
Actual Fund Return	$1,000.00	$ 972.20	$7.33	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2019 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (14.2%)

Conglomerates (7.6%)
Berkshire Hathaway, Inc. – Class B(1)	46,476	$9,336,564

Syrup and Concentrate Manufacturing (6.6%)
Coca-Cola Co.	172,310	8,074,446
TOTAL DOMESTIC COMMON STOCKS
(Cost $10,195,940)		$17,411,010

FOREIGN COMMON STOCKS (58.5%)

Breweries (26.5%)
Anheuser-Busch InBev SA/NV – ADR	307,072	25,784,836
Union de Cervecerias Peruanas
Backus y Johnston SAA(2)	999,887	6,705,796
		32,490,632
Soft Drink Bottling and Distribution (18.7%)
Arca Continental SAB de CV	2,662,191	14,812,619
Corporaciòn Lindley SA(2)	6,048,422	8,076,352
		22,888,971
Wired and Wireless
Telecommunications Carriers (13.3%)
Liberty Latin America Ltd. – Class A(1)	107,143	2,072,146
Liberty Latin America Ltd. – Class C(1)	732,921	14,255,313
		16,327,459
TOTAL FOREIGN COMMON STOCKS
(Cost $72,183,206)		$71,707,062

FOREIGN PREFERRED STOCKS (12.4%)

Soft Drink Bottling and Distribution (12.4%)
Coca-Cola Embonor SA – Class B	6,379,772	15,166,027
TOTAL FOREIGN PREFERRED STOCKS
(Cost $12,331,421)		$15,166,027

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (14.8%)

Money Market Funds (0.2%)
U.S. Bank Money Market
Deposit Account, 2.300%(3)	$209,270	$209,270

U.S. Treasury Bills (14.6%)
0.000%, 04/25/2019(1)	17,920,000	$17,892,119
TOTAL SHORT-TERM INVESTMENTS
(Cost $18,101,058)		$18,101,389
TOTAL INVESTMENTS (99.9%)
(Cost $112,811,625)		$122,385,488
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.2%)		254,112
TOTAL LIABILITIES IN
EXCESS OF OTHER ASSETS ((0.1)%)		(133,405)
NET ASSETS (100.0%)		$122,506,195

(1)	Non-income producing security.
(2)	This security is deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities was $14,782,148 or 12.1% of net assets.
(3)	The rate shown is as of March 31, 2019.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anónima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAA – Sociedad Anonima Abierta
SAB de CV – Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2019 (Unaudited)

ASSETS:
Investments, at value (cost $112,811,625)	$122,385,488
Foreign currency, at value (cost $255,264)	254,112
Receivable for fund shares sold	9,041
Dividends and interest receivable	69,732
Prepaid expenses	21,870
Total Assets	122,740,243

LIABILITIES:
Payable for fund shares redeemed	38,391
Accrued investment advisory fees, net of waiver	116,097
Accrued custody fees	14,763
Other payables and accrued expenses	64,797
Total Liabilities	234,048
NET ASSETS	$122,506,195

COMPOSITION OF NET ASSETS:
Paid-in capital	$112,706,089
Total distributable earnings	9,800,106
Net Assets	$122,506,195

Shares of common stock outstanding
(unlimited number of shares authorized)	8,834,805
Net Asset Value, Offering and
Redemption Price Per Share	$13.87

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $100,666)	$669,572
Interest	310,698
Total Investment Income	980,270

EXPENSES:
Investment adviser fees	977,679
Fund accounting and administration fees	55,498
Custody fees	49,726
Transfer agent fees and expenses	31,983
Chief compliance officer fees	26,375
Legal fees	19,413
Federal and state registration fees	17,084
Trustee fees	16,927
Insurance fees	14,620
Service fees	12,029
Auditing and tax fees	9,140
Printing fees	7,261
Miscellaneous expense	1,719
Total expenses before reimbursement	1,239,454
Less fees reimbursed by investment adviser	(261,775)
Net Expenses	977,679
Net Investment Income	2,591

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	328,242
Foreign currency transactions	(1,120)
Total	327,122
Net change in unrealized depreciation on:
Investment securities	(4,364,906)
Foreign currency translation	(741,310)
Total	(5,106,216)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions	(4,779,094)
Net Decrease in Net Asset from Operations	$(4,776,503)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2019	September 30,
	(Unaudited)	2018
FROM OPERATIONS:
Net investment income	$2,591	$173,137
Net realized gain on investments
and foreign currency transactions	327,122	14,604,596
Net change in unrealized
depreciation on investments
and foreign currency translation	(5,106,216)	(15,920,787)
Net Decrease in
Net Assets from Operations	(4,776,503)	(1,143,054)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(13,787,128)	(2,856,212)
Total distributions	(13,787,128)	(2,856,212)

CAPITAL SHARE TRANSACTIONS:
(NOTE 6):
Proceeds from shares sold	8,999,797	10,836,626
Dividends reinvested	12,058,395	2,346,793
Value of shares redeemed	(25,052,286)	(15,467,879)
Net Decrease Resulting
from Capital Transactions	(3,994,094)	(2,284,460)
Redemption fees	1,936	28
Net Decrease in Net Assets	(22,555,789)	(6,283,698)
NET ASSETS:
Beginning of period	145,061,984	151,345,682
End of period	$122,506,195	$145,061,984

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund

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The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2019
	(Unaudited)
Net Asset Value – Beginning of Period	$16.07
Income from Investment Operations
Net investment income (loss)(1)	—	(2)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)	(0.58)
Total Income (Loss) from Investment Operations	(0.58)

Distributions to Shareholders
Net investment income	(0.03)
Net realized gains	(1.59)
Total Distributions	(1.62)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$13.87
Total Return	-2.78	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$122,506
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	1.89	%(4)
Net investment income (loss) including
reimbursement/waiver	0.00	%(4)(5)
Net investment loss excluding
reimbursement/waiver	-0.40	%(4)
Portfolio turnover rate	1	%(3)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the	For the	For the		For the	For the
Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
September 30,	September 30,	September 30,		September 30,	September 30,
2018	2017	2016		2015	2014
$16.52	$15.81	$14.55		$16.05	$14.99

0.02	0.03	—	(2)	(0.02)	(0.02)

(0.15)	1.43	1.26		(0.89)	1.44
(0.13)	1.46	1.26		(0.91)	1.42

(0.03)	—	—		—	(0.01)
(0.29)	(0.75)	—		(0.59)	(0.35)
(0.32)	(0.75)	—		(0.59)	(0.36)

— (2)	— (2)	—	(2)	— (2)	— (2)
— (2)	— (2)	—	(2)	— (2)	— (2)
$16.07	$16.52	$15.81		$14.55	$16.05
-0.89%	9.79%	8.66%		-5.92%	9.64%

$145,062	$151,346	$123,878		$122,253	$147,051

1.49%	1.49%	1.49%		1.49%	1.49%
1.82%	1.80%	1.79%		1.75%	1.76%

0.12%	0.23%	0.00	%(5)	-0.10%	-0.13%

-0.21%	-0.08%	-0.30%		-0.36%	-0.40%
37%	5%	9%		1%	6%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3. Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$17,411,010	$—	$—	$17,411,010
Foreign
Common Stocks	63,630,710	8,076,352	—	71,707,062
Foreign
Preferred Stocks	15,166,027	—	—	15,166,027
Short-Term
Investments	209,270	17,892,119	—	18,101,389
TOTAL	$96,417,017	$25,968,471	$—	$122,385,488

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the six months ended March 31, 2019.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
Ordinary Income	$246,572	$—
Long-Term Capital Gains	2,609,640	5,822,023
Total	$2,856,212	$5,822,023

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2018, certain differences were reclassified.  These differences were due to foreign currency reclassifications and deemed dividend distributions to redeeming shareholders; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Decrease Total Distributable Earnings	$(1,073,102)
Increase Paid-in Capital	$1,073,102

B. Tax Basis of Investments: As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$124,370,894
Gross unrealized appreciation	22,724,535
Gross unrealized depreciation	(8,045,608)
Net tax unrealized appreciation	14,678,927
Undistributed ordinary income	146,150
Undistributed long-term capital gains	13,538,660
Accumulated earnings	13,684,810
Total accumulated earnings	$28,363,737

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses or qualified late-year ordinary losses for the fiscal year ended September 30, 2018.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2020.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2020. Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of March 31, 2019, the Adviser may in the future recover fee reductions and expense reimbursements totaling $261,775, $493,065, $434,823, and $373,479 from the Fund. The Adviser may recover these amounts no later

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

than March 31, 2022, September 30, 2021, September 30, 2020, and September 30, 2019, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of Foreside Fund Officer Services, LLC (“FFOS”) serves as Chief Compliance Officer of the Trust.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services and a Custody Agreement with U.S. Bank, N.A., an affiliate of Fund Services.  Under these agreements, Fund Services and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services. As compensation for its services, Fund Services and U.S. Bank, N.A. are entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to a minimum annual fee. Fees paid by the Fund for transfer agency, administrative, accounting, and custody services for the six months ended March 31, 2019 are disclosed in the Statement of Operations.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC. Foreside Financial Services, LLC is an affiliate of FFOS.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2019, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $9,479,208 and $513,420, respectively. There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2019.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2019, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2019	September 30,
	(Unaudited)	2018
Beginning Shares	9,024,841	9,161,123
Shares Sold	642,352	658,663
Shares Issued in Reinvestment
of Distributions	942,799	140,779
Total	10,609,992	9,960,565
Less Shares Redeemed	(1,775,187)	(935,724)
Ending Shares	8,834,805	9,024,841

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2019, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 70% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of March 31, 2019, 70.9% of the Fund’s net assets were invested in foreign securities.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2019 (Unaudited)

requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to adopt early the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2019 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at Board meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2018 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2018 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
March 31, 2019 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Credible		Portion of Ordinary Income
Foreign	Per Share	Distribution Derived from
Taxes Paid	Amount	Foreign Sourced Income
295,964	$0.0328	77.29%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2019 (Unaudited)

Interested Trustees and Officers

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been	1	None
Bynum^	Vice	has served	a Principal of Cook & Bynum
Year of	President,	as a Trustee	Capital Management, LLC
Birth:	Secretary	of the Trust	(“CBCM”) since 2006.
1978		since March
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014.	2014. Mr. Carson has been
the Principal of both the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003
to April 2013.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2019 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for CBCM since 2006.
Year of		as President
Birth:		of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has been a
Hobbs	President	has served as	Principal and the President of CBCM.
Year of		Vice President
Birth:		of the Trust
1977		since January
2011.
Amanda S.	Treasurer	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014 and prior to
Pridgen		has served	that worked at Georgia Pacific from 2007 to 2014.
Year of		as Treasurer
Birth:		of the Trust
1983		since May
2018.
James R.	Chief	Mr. Nash has	Since January 2016, Mr. Nash has served as a Fund
Nash	Compliance	served as Chief	Chief Compliance Officer for Foreside Fund Officer
Year of	Officer,	Compliance	Services, LLC. From June 2014 to January 2016 he
Birth:	Anti-Money	Officer and	was Senior Associate and Regulatory Administration
1981	Laundering	Anti-Money	Advisor of JP Morgan Chase & Co. From 2011 to
Foreside	Officer	Laundering	2014 he served as a Product Analyst for Linedata
Fund		Officer of the	Services, a service provider in the investment
Officer		Trust since	management and credit industry.
Services, LLC		January 2017.
10 High Street
Suite 302
Boston, MA
02110
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2019

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 14, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)
Date    May 14, 2019

By (Signature and Title)*       /s/Amanda S. Pridgen
Amanda S. Pridgen,
Treasurer (Principal Financial Officer)

Date    May 14, 2019

* Print the name and title of each signing officer under his or her signature.